Exhibit 99.1
EMPLOYMENT AGREEMENT
     This Employment Agreement (the “Agreement”) is made and entered into as of July 1, 2008 (the “Effective Date”) by and between Craftmade International, Inc. (the “Company”) and James R. Ridings (“Executive”). The Company and Executive are referred to in this Agreement as the “Parties.”
RECITALS
     A. Executive resigned as Chief Executive Officer (“CEO”) of the Company effective June 30, 2008.
     B. The Company desires to retain the services of Executive and benefit from his knowledge and goodwill for a period following June 30, 2008.
     C. In light of the foregoing, Executive has agreed to remain in the employ of the Company as Senior Executive Advisor for a period beginning on the Effective Date and ending on June 30, 2009.
     D. In further recognition of his services for the Company, the Board of Directors of the Company (the “Board”) has requested Executive to remain in his position as Chairman of the Board after June 30, 2008.
     In consideration of the foregoing premises and the mutual covenants contained in this Agreement, the Parties agree as follows:
     I. Position and Services .
          A. Senior Executive Advisor. During the period commencing from the Effective Date and ending June 30, 2009 (the “Employment Period”), and subject to the terms of this Agreement, Executive agrees to serve, and the Company agrees to employ Executive, as Senior Executive Advisor. As an employee of the Company, Executive agrees to perform the following employment duties commensurate with his status and experience with the Company: (i) provide advice and counsel upon request of the Board or the Company’s Chief Executive Officer and (ii) perform such other duties as the Board and Executive may reasonably agree to from time to time consistent with Executive’s position as Senior Executive Advisor and Chairman of the Board (everything in (i) and (ii) collectively, the “Employment Services”). It is agreed that the Employment Services may not require Executive’s full business time and attention. For the avoidance of doubt, nothing in this Agreement shall preclude Executive from engaging in appropriate civic, charitable or religious activities and devoting a reasonable amount of time to private investments or boards or other activities provided that such activities do not interfere or conflict with Executive’s responsibilities to the Company and are not likely to be contrary to the Company’s interests.
          B. Nature of Relationship Between Parties. During the Employment Period, Executive shall render the Employment Services described in this Agreement as an employee.
     II. Consideration.
          A. Consideration for Employment Services. During the Employment Period, the Company will pay Executive a monthly base salary of $20,000, less applicable withholdings, payable in accordance with the Company’s normal payroll practices (the “Base Salary”). Each payment of Executive’s Base Salary made in accordance with this Agreement Paragraph II.A. shall be treated as a separate payment for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent Section 409A of the Code applies to such payments.
          B. Benefits. During the Employment Period, Executive (and his eligible dependents), subject to the eligibility requirements and terms of the applicable plans, shall be entitled to participate in Company sponsored employee benefit plans, pension plans, 401(k) plans, medical benefit plans, group life insurance plans, hospitalization plans, or other employee welfare plans that the Company may adopt for employees generally from time to time during the Employment Period, and as such plans may be modified, amended, terminated, or replaced from time to time. Notwithstanding the foregoing, if Executive elects coverage under the Company’s group health plan, the Company agrees to pay the monthly premiums for Executive and his eligible dependents for such coverage during the Employment Period; provided, that the Executive understands and agrees that such premium payments made by the Company shall be included in his taxable income to the extent required by applicable law.
          Notwithstanding anything to the contrary contained herein, the Company retains the right to amend, modify or terminate any of its employee benefit plans, policies or programs at any time.
          C. Payments. The consideration described in this Agreement Paragraph II shall be the sole compensation to which Executive shall be entitled for performance of the Employment Services.
          D. Payment of Taxes. With respect to the Employment Services, the Company shall be solely responsible for withholding taxes or necessary payments to any taxing authority based on the Company’s payment of the consideration for the Employment Services under this Agreement. The withholdings referenced in this Agreement Paragraph II.D. include, without limitation, Federal income tax, FICA, and Medicare.
          E. Reimbursement of Expenses. The Company shall reimburse Executive for all reasonable out-of-pocket expenses incurred by Executive in the course of his duties, upon presentation of appropriate documentation of such costs as and when required by and to the satisfaction of the Company, on a basis that is consistent with the Company’s past practices.
          F. Non-Disparagement. In consideration of the mutual promises contained in this Agreement, Executive and the Company agree not to make any statements that disparage the reputation of (i) the Company, its products, services or employees, or (ii) Executive. Executive and the Company further acknowledge and agree that any breach or violation of this non-disparagement provision shall entitle Executive or the Company to seek injunctive relief to prevent any future breaches of this provision and/or to sue the other party on this Agreement for the immediate recovery of any damages caused by such breach. For purposes of this provision, the Company’s obligation shall be limited to the members of the Company’s Board and the executive officers of the Company.
     III. Mutual Release of Claims.
          A. By Executive. In consideration of the mutual promises contained in this Agreement, including the Company’s release of claims in Paragraph III.B., the Company’s agreement to enter into this Agreement, and the Company’s promises to pay Executive consideration under Agreement Paragraph II, Executive, on behalf of himself, his heirs, executors, successors and assigns, irrevocably and unconditionally releases, waives, and forever discharges the Company and all of its subsidiaries, affiliates, joint venture partners, partners, and related companies, and their present and former agents, employees, officers, directors, attorneys, stockholders, plan fiduciaries, successors and assigns (collectively, the “Company Released Parties”), from any and all claims, demands, actions, causes of action, costs, fees, and all liability whatsoever, whether known or unknown, fixed or contingent, which Executive has, had, or may have against the Company Released Parties relating to or arising out of his employment or retirement as Chairman and CEO of the Company from the beginning of time and up to and including the date of this Agreement’s execution. This Agreement includes, without limitation, claims at law or equity or sounding in contract (express or implied) or tort, claims arising under any federal, state, or local laws of any jurisdiction that prohibit age, sex, race, national origin, color, disability, religion, veteran, military status, sexual orientation, or any other form of discrimination, harassment, or retaliation (including, without limitation, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, Title VII of the 1964 Civil Rights Act, the Civil Rights Act of 1991, 42 U.S.C. § 1981, the Rehabilitation Act, the Family and Medical Leave Act, the Sarbanes-Oxley Act, the Employee Polygraph Protection Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Texas Commission on Human Rights Act (as amended and renamed from time to time), any federal, state, local or municipal whistleblower protection or anti-retaliation statute or ordinance, or any other federal, state, local, or municipal laws of any jurisdiction), claims arising under the Employee Retirement Income Security Act (except any employee benefits or employee participation rights as contained in this Agreement), or any other statutory or common law claims related to his employment or retirement as Chairman and CEO of the Company up to and including the date of this Agreement’s execution.
          B. By the Company. In consideration of the mutual promises contained in this Agreement, the Company, on behalf of itself and all of its subsidiaries, affiliates, joint venture partners, partners, and related companies, and their present and former agents, employees, officers, directors, attorneys, stockholders, plan fiduciaries, successors and assigns, irrevocably and unconditionally releases, waives, and forever discharges, Executive and his heirs, executors, successors and assigns (the “Executive Released Parties”), from any and all claims, demands, actions, causes of action, costs, fees, and all liability whatsoever, whether known or unknown, fixed or contingent, which the Company has, had, or may have against the Executive Released Parties relating to or arising out of his employment or retirement as Chairman and CEO of the Company up to and including the date of this Agreement’s execution, except that this release does not include any act or omission taken by Executive while employed by the Company which was (i) illegal, (ii) fraudulent, (iii) unlawful, or (iv) a breach of fiduciary duty. This Agreement includes, without limitation, claims at law or equity or sounding in contract (express or implied) or tort, claims arising under any federal, state or local laws; or any other statutory or common law claims related to Executive’s employment or retirement as Chairman and CEO of the Company up to and including the date of this Agreement’s execution.
     IV. Term of Agreement. Except as otherwise provided herein, this Agreement shall be effective for a period commencing on the Effective Date, and ending on June 30, 2009 (the “Term”). This Agreement may be terminated by either party at any time with thirty (30) days written notice, in which case, except in the event of Executive’s death or Disability, (i) the Company shall continue to pay Executive all payments that the Company otherwise would have paid to Executive under Paragraph II.A. had the termination of this Agreement not occurred, at the same time and in the same form as provided in Paragraph II.A., and (ii) to the extent permitted by applicable law and the terms of the Company’s employee benefit plans, the Company shall continue to offer the benefits to Executive as described in Paragraph II.B. In the event that Executive dies or suffers a Disability (as defined below) prior to the end of the Term, the Company shall provide to Executive’s estate or to Executive, as applicable, the remainder of the consideration to be provided under Paragraph II.A., as a lump sum payment within sixty (60) days of such death or Disability and the Company shall have no further obligations under this Agreement. In addition, in the event of Executive’s Disability, the Company shall continue to provide benefits in accordance with the provisions of Paragraph II.B. to the extent permitted by the terms of the applicable plan and applicable law. For purposes of this Agreement, “Disability” shall mean (i) a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for which Executive is receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company, or (ii) the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
          The Non-Disparagement provisions set forth in Paragraph II.F. and the provisions of Paragraphs V. shall survive termination or expiration of this Agreement. In addition, all provisions of this Agreement that expressly continue to operate after the Agreement’s termination shall survive the Agreement’s termination or expiration in accordance with the terms of such provisions.
     V. Other Provisions.
          A. Legal Representation. Executive acknowledges that the Company is represented by Haynes and Boone, LLP and has been advised that he should consult with his own attorney before executing this Agreement.
          B. Notices. Any notice or other communication required, permitted or desired to be given hereunder shall be deemed delivered when personally delivered; the next business day, if delivered by overnight courier; the same day, if transmitted by facsimile on a business day prior to noon, Central time; the next business day, if otherwise transmitted by facsimile; and the third business day after mailing, if mailed by prepaid certified mail, return receipt requested, as addressed or transmitted as follows (as applicable):
If to Executive:
James R. Ridings
1912 County Road 4120
Meridian, Texas 76665
Telephone No.: (254) 597-0044
Facsimile No.: (254) 597-0960
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          If to the Company:
Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
Attn: Chief Executive Officer
Telephone No.: (972) 393-3800
Facsimile No.: (972) 304-3754
          With copies to:
Brian D. Barnard
Haynes and Boone, LLP
201 Main Street, Suite 2200
Fort Worth, Texas 76102
Telephone No.: (817) 347-6605
Facsimile No.: (817) 348-2303
or to such other address or number and to the attention of such other person or officer as either party may designate by written notice to the other party.
          C. Choice of Law. This Agreement has been executed and delivered in and shall be interpreted, construed and enforced pursuant to and in accordance with the laws of the State of Texas, without giving effect to the conflicts of law principles thereof.
          D. Remedies. Executive acknowledges that any violation of this Agreement would result in irreparable injury to the Company for which there is no adequate remedy at law. In the event of a breach or a threatened breach by Executive of any provision in this Agreement, the Company shall be entitled to a temporary restraining order and injunctive relief restraining Executive from the commission of any breach, and to recover the Company’s attorneys’ fees, costs and expenses related to the breach or threatened breach. Nothing contained in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available to it for any breach or threatened breach, including, without limitation, the recovery of money damages, equitable relief, attorneys’ fees, and costs.
          E. Limitations on Assignment. In entering into this Agreement, the Company is relying on the unique personal services of Executive; services from another person will not be an acceptable substitute. Except as provided herein, neither party to this Agreement may assign this Agreement or any of the rights or obligations set forth herein without the specific written consent of the other party to this Agreement. Any attempted assignment in violation of this Agreement Paragraph V.D. shall be void. Except as provided herein, nothing in this Agreement entitled any person other than the parties to the Agreement to any claim, cause of action, remedy or right of any kind, including, without limitation, the right of continued employment.
          F. Waiver. The waiver by either party of the breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision hereof.

          G. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever, (i) the validity, legality and unenforceability of the remaining provisions of this Agreement (including without limitation, all portions of any Agreement Paragraphs containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable), shall not in any way be affected or impaired thereby, and (ii) such provision or provisions held to be invalid, illegal or unenforceable shall be limited or modified in its or their application to the minimum extent necessary to avoid such invalidity, illegality or unenforceability, and, as so limited or modified, such provision or provisions and the balance of this Agreement shall be enforceable in accordance with their terms.
          H. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
          I. Counterparts. This Agreement and amendments thereto shall be in writing and may be executed in counterparts. Each such counterpart shall be deemed an original, but both counterparts together shall constitute one and the same instrument.
          J. Entire Agreement, Amendment, Binding Effect. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all previous agreements, promises, and representations. No oral statements or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized unless incorporated herein by written amendment, such amendment to become effective on the date stipulated therein. Executive acknowledges and represents that in executing this Agreement, he did not rely, and has not relied, on any communications, promises, statements, inducements, or representation(s), oral or written, by the Company or any of the Company Released Parties, except as expressly contained in this Agreement. Any amendment to this Agreement must be signed by all parties to this Agreement. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and permitted assigns (if any).
          K. Time to Consider Agreement. Executive acknowledges that the Company has advised him in writing that he should consult with an attorney before executing this Agreement, and he further acknowledges that he has been given a period of twenty-one (21) calendar days within which to review and consider the Agreement provisions. Executive understands that if he does not sign this Agreement before the twenty-one (21) calendar day period expires, this Agreement will be withdrawn automatically.
          L. Revocation Period. Executive understands and acknowledges that he has seven (7) calendar days following the execution of this Agreement to revoke his acceptance of this Agreement. This Agreement will not become effective or enforceable, and the first payments referenced in this Agreement will not become due, until after this revocation period has expired without Executive’s revocation. If Executive does not revoke this Agreement within the revocation period, the Company will make the first payments referenced in this Agreement.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

CRAFTMADE INTERNATIONAL, INC.
By:	/s/ Lary C. Snodgrass
Lary C. Snodgrass, as Chairman of the Nominating and
Corporate Governance Committee of the Board of Directors

EXECUTIVE:
/s/ James R Ridings
James R. Ridings